                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 31, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        0-20609                                          95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

     On August 31, 1998, the Registrant announced its earnings for its third fiscal quarter ended July 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.         Description
     -----------         -----------

      99.1               Press Release, dated August 31, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                              By: /s/ Lynne M. O. Brickner
                                 ---------------------------------------
                                 Lynne M. O. Brickner
                                 Vice President, Secretary and General Counsel




Dated:  August 31, 1998

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

 99.1          Press Release, dated August 31, 1998.

                                       3